UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2019

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia		22603-8605
(Address of Principal Executive Offices)		(ZIP Code)

(540) 542-6300

Registrant’s telephone number, including area code

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TREX	New York Stock Exchange LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Kristine Juster as a Director of the Company

On September 16, 2019, the Board of Directors of the Company increased the size of the Board from seven members to eight members, and appointed Kristine L. Juster as a director to fill the resulting vacancy, both to be effective on October 1, 2019. Ms. Juster was appointed to the class of directors whose term of office expires at the annual meeting of stockholders scheduled for April 29, 2020, and Ms. Juster will be included among the nominees being submitted for election at such annual meeting. Ms. Juster will serve on the Compensation Committee and the Nominating/Corporate Governance Committee. Ms. Juster will receive compensation for service on the Board of Directors and any committees pursuant to the Company’s Amended and Restated 1999 Incentive Plan for Outside Directors (the “Incentive Plan for Outside Directors”). The Incentive Plan for Outside Directors was amended and restated as of October 24, 2018, and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018.

Ms. Juster has served as Chief Executive Officer of Kimball International since November 2018 and as a Director since April 2016. Kimball International. Inc., is a leading manufacturer of furnishings, sold through a family of brands including Kimball, National, Kimball Hospitality, David Edward and D’style by Kimball Hospitality. Prior to joining Kimball International, Ms. Juster was employed by Newell Brands, Inc., in various positions of increasing responsibility, since 1995. During her tenure at Newell Brands, she held the role of President of the Home Décor Segment with the brands Levelor and Kirsh; the Culinary Lifestyle Segment with the brand Calphalon; and the Global Writing Segment with brands such as Sharpie and Expo. Ms. Juster holds a Bachelor of Applied Science degree, Hotel and Restaurant Management from Cornell University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: September 16, 2019	/s/ Bryan H. Fairbanks
Bryan H. Fairbanks
Executive Vice President and
Chief Financial Officer